UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SB CAPITAL AND

INCOME FUND

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   JUNE 30, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

Classic Series

Semi-Annual Report  •  June 30, 2005

SB CAPITAL

AND INCOME FUND

MARK J. McALLISTER, CFA

Mark J. McAllister has 18 years of investment industry experience.

Education: BS in Accounting from St. John’s University; MBA from New York University

MICHAEL SEDOY, CFA

Michael Sedoy has 6 years of investment industry experience.

Education: BA in Financial Management from the International Institute of Management, Business and Law; MA from the University of Bridgeport.

FUND OBJECTIVE

The Fund seeks total return (that is, a combination of income and long-term capital appreciation).

MARK J. McALLISTER, CFA

PORTFOLIO MANAGER

MICHAEL SEDOY, CFA

PORTFOLIO MANAGER

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame a number of obstacles and continued to expand during the six-month reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)i growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the six months covered by this report, the U.S. stock market was relatively flat, with the S&P 500 Indexiv returning -0.81%. Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,v Russell 1000,vi and Russell 2000vii Indexes returning 3.92%, 0.11%, and -1.25%, respectively. From a market style perspective, value-oriented stocks outperformed their growth counterparts.

PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2005

(excluding sales charges)

(unaudited)

	6 Months

SB Capital and Income Fund — Smith Barney Class A Shares		2.01%

S&P 500 Index	-	0.81%

Lipper Flexible Portfolio Funds Category Average		0.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures may reflect expense reimbursements and/or voluntary fee waivers, without which the performance would have been lower.

All class share returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Smith Barney Class B shares returned 1.80%, Smith Barney Class C shares returned 1.68%, Smith Barney Class O shares returned 1.81%, Smith Barney Class Y shares returned 2.21%, Salomon Brothers Class A shares returned 1.95%, Salomon Brothers Class B shares returned 1.52% and Salomon Brothers Class C shares returned 1.49% over the six months ended June 30, 2005.

1        SB Capital and Income Fund      |      2005 Semi-Annual Report

Performance Review

For the six months ended June 30, 2005, Smith Barney Class A shares of the SB Capital and Income Fund, excluding sales charges, returned 2.01%. These shares outperformed the Fund’s unmanaged benchmark, the S&P 500 Index, which returned -0.81% for the same period. The Lipper Flexible Portfolio Funds Category Average1 increased 0.24% over the same time frame.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore, the Fund’s Board of Trustees will be asked to approve a new investment advisory contract between the Fund and the Adviser. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Trust for their approval. Subsequently, on August 1, 2005, the Board approved the new investment advisory contract between the Fund and the Adviser.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

August 2, 2005

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 432 funds in the Fund’s Lipper category, and excluding sales charges.

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

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Fund at a Glance (unaudited)

†	Amount represents less than 0.1% of total investments.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Smith Barney Class A	2.01%	$1,000.00	$1,020.10	1.13%	$5.66

Smith Barney Class B	1.80	1,000.00	1,018.00	1.66	8.31

Smith Barney Class C	1.68	1,000.00	1,016.80	1.91	9.55

Smith Barney Class O	1.81	1,000.00	1,018.10	1.60	8.01

Smith Barney Class Y	2.21	1,000.00	1,022.10	0.80	4.01

Salomon Brothers Class A	1.95	1,000.00	1,019.50	1.37	6.86

Salomon Brothers Class B	1.52	1,000.00	1,015.20	2.21	11.04

Salomon Brothers Class C	1.49	1,000.00	1,014.90	2.31	11.54

(1)	For the six months ended June 30, 2005.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Smith Barney Class A	5.00%	$1,000.00	$1,019.19	1.13%	$5.66

Smith Barney Class B	5.00	1,000.00	1,016.56	1.66	8.30

Smith Barney Class C	5.00	1,000.00	1,015.32	1.91	9.54

Smith Barney Class O	5.00	1,000.00	1,016.86	1.60	8.00

Smith Barney Class Y	5.00	1,000.00	1,020.83	0.80	4.01

Salomon Brothers Class A	5.00	1,000.00	1,018.00	1.37	6.85

Salomon Brothers Class B	5.00	1,000.00	1,013.84	2.21	11.03

Salomon Brothers Class C	5.00	1,000.00	1,013.34	2.31	11.53

(1)	For the six months ended June 30, 2005.
(2)	Expenses (net of voluntary expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Schedule of Investments (unaudited)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
CORPORATE BONDS & NOTES — 23.7%
Aerospace/Defense — 0.5%
$2,375,000	B	DRS Technologies, Inc., Senior Subordinated Notes, 6.875% due 11/1/13 (a)	$2,470,000
275,000	A	General Dynamics Corp., 2.125% due 5/15/06	270,960
225,000	BBB-	Goodrich Corp., Debentures, 7.500% due 4/15/08	242,428
337,000	BBB-	Raytheon Co., 6.500% due 7/15/05	337,231
7,500,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	8,306,250

		Total Aerospace/Defense	11,626,869

Agriculture — 0.0%
250,000	A+	Cargill, Inc., Notes, 6.250% due 5/1/06 (a)	254,827

Apparel — 0.2%
		Levi Strauss & Co., Senior Notes:
725,000	B-	8.254% due 4/1/12 (b)	688,750
500,000	B-	12.250% due 12/15/12	548,750
2,125,000	CCC	9.750% due 1/15/15	2,119,688
400,000	A-	VF Corp., Notes, 8.100% due 10/1/05	403,912

		Total Apparel	3,761,100

Auto Manufacturers — 0.3%
325,000	BBB	DaimlerChrysler North America Holding Corp., 6.400% due 5/15/06 (b)	331,415
		Ford Motor Co.:
500,000	BB+	6.625% due 10/1/28	393,242
7,025,000	BB+	Notes, 7.450% due 7/16/31 (b)	5,879,588
1,325,000	BB	General Motors Corp., Senior Debentures, 8.375% due 7/15/33 (b)	1,113,000

		Total Auto Manufacturers	7,717,245

Banks — 0.2%
250,000	A+	ABN Amro Bank NV, Subordinated Notes, 7.125% due 6/18/07	263,812
325,000	A+	American Express Centurion Bank, Notes, 3.350% due 7/19/07 (c)	325,553
270,000	A	Banesto Finance Ltd., 7.500% due 3/25/07	284,198
400,000	A+	Bank of America Corp., Subordinated Notes, 6.375% due 2/15/08	422,324
175,000	BBB+	Bank United Corp., Senior Notes, 8.875% due 5/1/07	188,283
275,000	A	Corporacion Andina de Fomento, Notes, 3.520% due 1/26/07 (c)	275,280
200,000	A+	Credit Suisse First Boston USA, Inc., Notes, 5.750% due 4/15/07 (b)	205,781
245,454	AA-	Fifth Third Bank, Notes, 2.870% due 8/10/09	238,286
250,000	AA-	FleetBoston Financial Corp., Medium-Term Notes, Series T, 4.200% due 11/30/07 (b)	250,745
210,000	A	Key Bank National Association, Notes, 5.000% due 7/17/07	213,530
350,000	A+	Marshall & Ilsley Bank, 3.800% due 2/8/08	347,426
300,000	A+	National City Bank, 2.500% due 4/17/06	296,847
300,000	A-	PNC Funding Corp., Senior Notes, 5.750% due 8/1/06	304,573
300,000	AA-	SunTrust Bank, 4.550% due 5/25/09	297,510
350,000	AA-	U.S. Bank North America, Notes, 2.870% due 2/1/07 (b)	344,488
225,000	A-	Wachovia Corp., Subordinated Notes, 6.400% due 4/1/08	237,680
225,000	AA-	Wells Fargo & Co., Notes, 3.512% due 3/23/07 (c)	225,273
175,000	BBB+	Zions Bancorp., Senior Notes, 2.700% due 5/1/06	173,234

		Total Banks	4,894,823

Beverages — 0.3%
250,000	A+	Anheuser-Busch Cos., Inc, 9.000% due 12/1/09	297,486
300,000	A	Bottling Group LLC, Senior Notes, 2.450% due 10/16/06	294,534
275,000	A	Brown-Forman Corp., Notes, 3.000% due 3/15/08	266,713
6,000,000	B+	Constellation Brands, Inc., Senior Subordinated Notes, Series B, 8.125% due 1/15/12 (b)	6,450,000

See Notes to Financial Statements.

7        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Beverages — 0.3% (continued)
$ 250,000	A	Diageo Capital PLC, Notes, 3.500% due 11/19/07 (b)	$246,759

		Total Beverages	7,555,492

Building Materials — 0.3%
5,000,000	BBB-	American Standard Co., Inc., Senior Notes, 8.250% due 6/1/09	5,655,955
250,000	BBB+	Masco Corp., Notes, 6.750% due 3/15/06	254,557
1,600,000	CCC+	Nortek, Inc., Senior Subordinated Notes, 8.500% due 9/1/14	1,496,000

		Total Building Materials	7,406,512

Chemicals — 1.9%
2,500,000	BB-	Airgas, Inc., Senior Subordinated Notes, 9.125% due 10/1/11	2,712,500
1,075,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (a)	1,099,188
5,000,000	B-	Compass Minerals Group, Inc., Senior Subordinated Notes, 10.000% due 8/15/11	5,475,000
3,000,000	BB-	Equistar Chemicals L.P./Equistar Funding Corp., Senior Notes, 10.625% due 5/1/11	3,326,250
4,524,000	B	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09 (b)	4,676,685
7,500,000	BB-	ISP Chemco, Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	8,212,500
129,000	Caa2(d)	Key Plastics Holdings, Inc., Series B, 10.250% due 3/15/07 (e)(f)	1,451
4,750,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12 (b)	5,415,000
116,000	BB-	Millennium America, Inc., Senior Notes, 9.250% due 6/15/08	126,150
3,750,000	B-	OM Group, Inc., Senior Subordinated Notes, 9.250% due 12/15/11	3,768,750
3,000	A	PPG Industries, Inc., Notes, 6.500% due 11/1/07	3,152
4,475,000	B+	Resolution Performance Products LLC, Secured Notes, 8.000% due 12/15/09	4,676,375
		Rhodia SA:
		Senior Notes:
3,150,000	CCC+	7.625% due 6/1/10 (b)	3,071,250
1,500,000	CCC+	10.250% due 6/1/10 (b)	1,616,250
1,850,000	CCC+	Senior Subordinated Notes, 8.875% due 6/1/11 (b)	1,789,875

		Total Chemicals	45,970,376

Coal — 0.0%
650,000	BB	Luscar Coal Ltd., Senior Notes, 9.750% due 10/15/11 (b)	718,250

Commercial Services — 0.4%
350,000	BBB+	Cendant Corp., Notes, 6.875% due 8/15/06	359,920
1,925,000	B-	Cenveo Corp., Senior Subordinated Notes, 7.875% due 12/1/13	1,838,375
6,500,000	B	Iron Mountain, Inc., Senior Subordinated Notes, 8.625% due 4/1/13	6,760,000

		Total Commercial Services	8,958,295

Computers — 0.3%
550,000	A-	Hewlett-Packard Co., Serior Notes, 5.500% due 7/1/07 (b)	563,855
275,000	A+	IBM Canada Credit Services Co., Senior Notes, 3.750% due 11/30/07 (a)	272,038
		Unisys Corp.:
6,000,000	BB+	7.875% due 4/1/08 (b)	6,090,000
1,500,000	BB+	Senior Notes, 8.125% due 6/1/06 (b)	1,541,250

		Total Computers	8,467,143

Cosmetics/Personal Care — 0.0%
350,000	AA-	Gillette Co., Notes, 3.500% due 10/15/07	345,999

Distribution/Wholesale — 0.0%
750,000	CCC-	Home Interiors & Gifts, Inc., Senior Subordinated Notes, 10.125% due 6/1/08 (b)	487,500

Diversified Financial Services — 1.8%
5,000,000	CCC+	Alamosa Delaware, Inc., Senior Notes, 8.500% due 1/31/12	5,268,750

See Notes to Financial Statements.

8        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Diversified Financial Services — 1.8% (continued)
$ 250,000	A+	American General Finance Corp., Medium-Term Notes, Series G, 5.750% due 3/15/07 (b)	$255,903
325,000	BBB+	Amvescap PLC, Senior Notes, 5.900% due 1/15/07	333,684
250,000	A	Bear Stearns Cos., Inc., Notes, 5.700% due 1/15/07	255,811
500,000	A+	BHP Finance USA Ltd., Senior Notes, 6.690% due 3/1/06	509,406
112,000	A	Boeing Capital Corp., Senior Notes, 5.650% due 5/15/06 (b)	113,781
275,000	A	Caterpillar Financial Services Corp., Senior Notes, 3.000% due 2/15/07	270,704
250,000	A	CIT Group, Inc., Senior Notes, 5.500% due 11/30/07	257,153
249,876	A-	Core Investment Grade Bond Trust I, Pass-Through Certificates, 4.659% due 11/30/07	251,983
275,000	A	Countrywide Home Loans, Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	271,626
2,925,000	B-	Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	3,290,625
		Ford Motor Credit Co.:
250,000	BB+	Global Landmark Securities, 6.500% due 1/25/07 (b)	251,887
4,350,000	BB+	Notes, 7.000% due 10/1/13 (b)	4,180,124
250,000	AAA	General Electric Capital Corp., Medium-Term Notes, Series A, 3.504% due 6/22/07 (b)(c)	250,402
		General Motors Acceptance Corp., Notes:
175,000	BB	6.125% due 9/15/06	175,175
6,950,000	BB	6.750% due 12/1/14 (b)	6,228,381
250,000	A	HSBC Finance Corp., Senior Subordinated Notes, 5.875% due 2/1/09	262,636
225,000	AA-	International Lease Finance Corp., Notes, 5.750% due 10/15/06	229,424
325,000	A-	John Deere Capital Corp., Senior Notes, 5.125% due 10/19/06	329,758
250,000	A+	JPMorgan Chase & Co., Senior Notes, 5.350% due 3/1/07	255,098
5,000,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	5,025,000
275,000	A+	Morgan Stanley, 5.800% due 4/1/07 (b)	282,784
310,000	A+	Nationwide Building Society, Medium-Term Notes, 2.625% due 1/30/07 (a)	303,552
1,500,000	AA-**	North Street Referenced Linked Notes 2000-1 Ltd., Class A, 3.890% due 4/28/11 (a)	787,500
170,000	A+	Rio Tinto Finance USA Ltd., 2.625% due 9/30/08	162,012
200,000	A	SLM Corp., Medium-Term Notes, Series A, 3.361% due 1/26/09	200,606
9,745,345	B1(d)	Targeted Return Index Sector, (TRAINS) HY-2004-1, Senior Secured Notes, 8.211% due 8/1/15 (a)(c)	10,311,238
300,000	A-	Textron Financial Corp., Medium-Term Notes, Series E, 2.750% due 6/1/06	297,156
275,000	AAA	TIAA Global Markets, Inc., Notes, 4.125% due 11/15/07	275,049
325,000	AAA	Toyota Motor Credit Corp., Medium-Term Notes, 5.650% due 1/15/07	332,684
2,750,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	2,983,750

		Total Diversified Financial Services	44,203,642

Electric — 1.4%
5,250,000	B-	AES Corp., Senior Notes, 7.750% due 3/1/14 (b)	5,722,500
		Calpine Corp.:
2,125,000	B-	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(b)	1,646,875
1,345,000	CCC	Senior Notes, 8.625% due 8/15/10 (b)	911,238
2,500,000	CCC+	Calpine Generating Co. LLC, Senior Secured Notes, 12.390% due 4/1/11 (b)(c)	2,287,500
275,000	A-	Commonwealth Edison Co., First Mortgage Notes, 7.000% due 7/1/05	275,000
221,000	A	Consolidated Edison Co. of New York, Inc., Debentures, 6.250% due 2/1/08	232,231
150,000	BBB	Duke Energy Corp., Senior Notes, 4.200% due 10/1/08	149,574
7,500,000	B+	Edison Mission Energy, Senior Notes, 10.000% due 8/15/08	8,456,250
175,000	BBB+	Entergy Gulf States, Inc., First Mortgage Notes, 3.600% due 6/1/08	171,431
250,000	A-	FPL Group Capital, Inc., Notes, 3.250% due 4/11/06	248,798
250,000	A	Georgia Power Co., 4.875% due 7/15/07	253,774
245,000	A-	Midamerican Energy Co., Medium-Term Notes, 6.375% due 6/15/06	250,454
250,000	A+	Niagara Mohawk Power Corp., First Mortgage Notes, 7.750% due 5/15/06	258,107
200,000	BBB	Nisource Finance Corp., Senior Notes, 7.625% due 11/15/05	202,641

See Notes to Financial Statements.

9        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Electric — 1.4% (continued)
$5,785,000	B	NRG Energy, Inc., Senior Secured Notes, 8.000% due 12/15/13 (a)	$6,132,100
175,000	BBB-	Pinnacle West Capital Corp., Senior Notes, 6.400% due 4/1/06	177,391
5,000,000	B+	Reliant Energy, Inc., Senior Secured Notes, 9.250% due 7/15/10 (b)	5,475,000
1,325,000	B	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (a)(b)	1,401,187

		Total Electric	34,252,051

Entertainment — 0.8%
4,000,000	B+	Argosy Gaming Co., Senior Subordinated Notes, 7.000% due 1/15/14	4,425,000
4,500,000	B-	Cinemark, Inc., Senior Discount Notes, step bond to yield 9.760% due 3/15/14	3,015,000
5,000,000	B	Isle of Capri Casinos, Inc., Senior Subordinated Notes, 7.000% due 3/1/14 (b)	5,050,000
250,000	CCC+	LCE Acquisition Corp., Senior Subordinated Notes, 9.000% due 8/1/14 (a)	243,125
1,525,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15 (a)	1,566,938
3,655,000	B-	Pinnacle Entertainment, Inc., Senior Subordinated Notes, 8.250% due 3/15/12	3,819,475
2,525,000	CCC	Six Flags, Inc., Senior Notes, 9.625% due 6/1/14 (b)	2,373,500

		Total Entertainment	20,493,038

Environmental Control — 0.3%
		Allied Waste North America, Inc.:
1,100,000	BB-	Senior Notes, 7.250% due 3/15/15 (a)	1,069,750
		Series B, Senior Secured Notes:
683,000	BB-	9.250% due 9/1/12	741,055
4,950,000	B+	7.375% due 4/15/14 (b)	4,603,500

		Total Environmental Control	6,414,305

Food — 0.6%
6,500,000	BB	Ahold Lease USA, Inc., Pass-Through Certificates, Series 2001 A-2, 8.620% due 1/2/25	7,121,562
300,000	A	Campbell Soup Co., Notes, 6.900% due 10/15/06	310,440
2,000,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12 (b)	2,210,000
41,000	B+	Dole Food Co., Inc., Senior Notes, 8.875% due 3/15/11	43,973
300,000	A-	Heinz H.J. Co., Notes, 6.000% due 3/15/08 (b)	313,010
200,000	BBB+	Kellogg Co., Senior Notes, 2.875% due 6/1/08	192,809
341,000	A	McDonald’s Corp., Medium-Term Notes, Series E, 5.950% due 1/15/08	355,857
5,000,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13 (b)	4,500,000
325,000	BBB-	Safeway, Inc., Senior Notes, 4.800% due 7/16/07	327,584
275,000	A+	Unilever Capital Corp., Senior Notes, 6.875% due 11/1/05	277,819

		Total Food	15,653,054

Forest Products & Paper — 0.5%
2,445,000	BB-	Abitibi-Consolidated, Inc., Debentures, 8.850% due 8/1/30 (b)	2,353,312
2,450,000	B+	Boise Cascade LLC, Senior Subordinated Notes, 7.125% due 10/15/14 (a)	2,419,375
3,050,000	BB	Bowater, Inc., Notes, 6.500% due 6/15/13 (b)	3,027,125
2,500,000	B+	Buckeye Technologies, Inc., Senior Notes, 8.500% due 10/1/13	2,562,500
1,875,000	BB-	Norske Skog Canada Ltd., Senior Notes, Series D, 8.625% due 6/15/11	1,942,969

		Total Forest Products & Paper	12,305,281

Health Care Services — 0.9%
1,750,000	B-	AmeriPath, Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,780,625
275,000	A-	Baxter International, Inc., Notes, 5.250% due 5/1/07 (b)	280,223
1,325,000	B	DaVita, Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (a)	1,368,062
		HCA, Inc.:
5,800,000	BB+	Notes, 6.375% due 1/15/15 (b)	6,032,626
175,000	BB+	Senior Notes, 7.125% due 6/1/06	179,627

See Notes to Financial Statements.

10        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Health Care Services — 0.9% (continued)
$5,500,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	$5,995,000
225,000	BBB	Quest Diagnostics, Inc., Senior Notes, 6.750% due 7/12/06	230,787
		Tenet Healthcare Corp., Senior Notes:
4,350,000	B	7.375% due 2/1/13 (b)	4,317,375
25,000	B	9.875% due 7/1/14 (b)	26,938
2,000,000	B	Triad Hospitals, Inc., Senior Notes, 7.000% due 11/15/13 (b)	2,065,000
250,000	A	UnitedHealth Group, Inc., Senior Notes, 3.300% due 1/30/08 (b)	244,357
175,000	BBB	Waste Management, Inc., 7.000% due 10/15/06	180,952
175,000	BBB+	WellPoint Health Networks, Inc., Notes, 6.375% due 6/15/06	178,798

		Total Health Care Services	22,880,370

Holding Companies – Diversified — 0.1%
3,000,000	CCC+	Atlantic Broadband Finance LLC, Senior Subordinated Notes, 9.375% due 1/15/14 (a)	2,835,000

Home Builders — 0.0%
175,000	BBB	Centex Corp., Notes, 4.750% due 1/15/08	176,153

Home Furnishings — 0.1%
3,075,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14 (b)	3,121,125

Household Products/Wares — 0.1%
2,025,000	CCC+	Playtex Products, Inc., Senior Subordinated Notes, 9.375% due 6/1/11 (b)	2,141,438

Insurance — 0.1%
275,000	A	Chubb Corp., Notes, 6.150% due 8/15/05	275,673
250,000	A-	Hartford Financial Services Group, Inc., Senior Notes, 2.375% due 6/1/06 (b)(c)	245,588
300,000	BBB	Marsh & McLennan Cos., Inc., Notes, 3.280% due 7/13/07	298,102
325,000	A	MGIC Investment Corp., Senior Notes, 7.500% due 10/15/05	328,233
500,000	AA	Monument Global Funding, Senior Secured Notes, 6.050% due 1/19/06 (a)	505,732
300,000	AA-	Nationwide Life Global Funding I, Notes, 3.568% due 9/28/07 (a)(c)	300,321
325,000	AA	Protective Life Secured Trust, Medium-Term Notes, 3.700% due 11/24/08	320,337
220,000	BBB+	Unitrin, Inc., Senior Notes, 5.750% due 7/1/07	225,649

		Total Insurance	2,499,635

Iron/Steel — 0.0%
650,000	B+	AK Steel Corp., Senior Notes, 7.875% due 2/15/09 (b)	594,750

Leisure Time — 0.0%
250,000	A-	Carnival Corp., 3.750% due 11/15/07	247,669

Lodging — 1.7%
		Caesars Entertainment, Inc., Senior Subordinated Notes:
4,000,000	BB+	8.875% due 9/15/08	4,475,000
575,000	BB+	7.875% due 3/15/10	646,875
1,000,000	BB+	8.125% due 5/15/11 (b)	1,155,000
4,425,000	BB+	Series A, 7.875% due 12/15/05	4,502,437
2,750,000	BBB-	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	3,180,084
2,000,000	B	Kerzner International Ltd., Senior Subordinated Notes, 8.875% due 8/15/11	2,150,000
2,350,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (b)	2,308,875
116,279	B+	Mandalay Resort Group, Senior Subordinated Notes, 9.375% due 2/15/10 (b)	130,523
		MGM MIRAGE, Inc., Senior Subordinated Notes:
6,000,000	B+	9.750% due 6/1/07	6,532,500
4,000,000	B+	8.375% due 2/1/11 (b)	4,380,000
6,000,000	B+	Series B, 10.250% due 8/1/07	6,630,000

See Notes to Financial Statements.

11        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Lodging — 1.7% (continued)
$ 5,500,000	B+	Station Casinos, Inc., Senior Subordinated Notes, 6.875% due 3/1/16	$5,678,750

		Total Lodging	41,770,044

Media — 2.6%
		Charter Communications Holdings LLC, Charter Communications Holdings Capital Corp., Senior Discount Notes:
3,250,000	CCC-	step bond to yield 26.888% due 1/15/10	2,567,500
10,000,000	CCC-	step bond to yield 21.795% due 1/15/11 (b)	7,700,000
11,975,000	CCC-	step bond to yield 13.326% due 5/15/11	7,993,312
175,000	BBB-	Clear Channel Communications, Inc., Senior Notes, 3.125% due 2/1/07	170,487
500,000	B+	CSC Holdings, Inc., Senior Subordinated Debentures, 10.500% due 5/15/16 (b)	540,000
5,000,000	BB-	CSC Holdings, Inc., Senior Notes, Series B, 7.625% due 4/1/11 (b)	4,962,500
		Dex Media, Inc., Discount Notes:
5,000,000	B	step bond to yield 8.700% due 11/15/13 (b)	4,050,000
3,000,000	B	step bond to yield 9.248% due 11/15/13 (b)	2,430,000
2,275,000	BB-	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 6.375% due 6/15/15 (a)	2,275,000
		EchoStar DBS Corp., Senior Notes:
1,625,000	BB-	9.125% due 1/15/09	1,734,687
2,000,000	BB-	6.625% due 10/1/14	1,985,000
1,425,000	B-	Emmis Communications Corp., Senior Notes, 9.314% due 6/15/12 (a)(b)	1,457,063
6,850,000	B	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13 (b)	6,867,125
		Nexstar Finance, Inc., Senior Subordinated Notes:
3,050,000	B-	7.000% due 1/15/14 (a)	2,840,312
200,000	B-	7.000% due 1/15/14 (b)	186,250
2,000,000	B+	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	2,310,000
225,000	A-	Reed Elsevier Capital, Inc., 6.125% due 8/1/06	228,563
2,825,000	B-	Salem Communications Holding Corp., Senior Subordinated Notes, Series B, 9.000% due 7/1/11	3,058,062
2,900,000	B	Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8.000% due 3/15/12	2,987,000
175,000	BBB+	TCI Communications, Inc., Senior Notes, 6.875% due 2/15/06	177,888
175,000	BBB+	Time Warner, Inc., 6.125% due 4/15/06	177,770
225,000	A-	Walt Disney Co., Medium-Term Notes, 5.500% due 12/29/06	228,685
1,129,000	B+	Yell Finance BV, Senior Notes, 10.750% due 8/1/11 (b)	1,250,368
7,500,000	CCC	Young Broadcasting, Inc., Senior Subordinated Notes, 8.750% due 1/15/14 (b)	6,675,000

		Total Media	64,852,572

Mining — 0.1%
3,000,000	B	Novelis, Inc., Senior Notes, 7.250% due 2/15/15 (a)	3,026,250

Miscellaneous Manufacturing — 0.4%
		Cooper Industries, Inc.:
275,000	A-	5.250% due 7/1/07	280,157
275,000	A-	Senior Notes, 5.500% due 11/1/09	286,818
225,000	A	Honeywell International, Inc., Notes, 6.875% due 10/3/05	226,630
304,000	A-	Ingersoll-Rand Co., Notes, 6.250% due 5/15/06	309,311
2,500,000	B-	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)(b)	2,400,000
4,000,000	B	Koppers, Inc., Senior Secured Notes, 9.875% due 10/15/13 (b)	4,340,000
1,550,000	CCC+	Park-Ohio Industries, Inc., Senior Subordinated Notes, 8.375% due 11/15/14 (a)	1,391,125

		Total Miscellaneous Manufacturing	9,234,041

See Notes to Financial Statements.

12        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Oil & Gas — 0.7%
$ 250,000	BBB+	Burlington Resources Finance Corp., Senior Notes, 5.600% due 12/1/06	$253,982
4,625,000	BB-	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15 (a)	4,763,750
500,000	A-	Conoco Funding Co., 5.450% due 10/15/06	509,175
200,000	BBB+	EOG Resources, Inc., Senior Notes, 6.000% due 12/15/08	209,040
875,000	B	EXCO Resources, Inc., 7.250% due 1/15/11	879,375
3,250,000	B+	Magnum Hunter Resources, Inc., Senior Notes, 9.600% due 3/15/12	3,623,750
150,000	A-	Noble Drilling Corp., Senior Notes, 6.950% due 3/15/09	163,406
250,000	A	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	267,544
200,000	A-	Occidental Petroleum Corp., Senior Notes, 5.875% due 1/15/07	205,136
5,000,000	B+	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	4,887,500
2,097,000	B	Vintage Petroleum, Inc., Senior Subordinated Notes, 7.875% due 5/15/11 (b)	2,222,820

		Total Oil & Gas	17,985,478

Oil & Gas Services — 0.2%
175,000	BBB+	Cooper Cameron Corp., Senior Notes, 2.650% due 4/15/07	169,853
5,000,000	B-	Hanover Compressor Co., Subordinated Notes, zero coupon bond to yield 8.521% due 3/31/07	4,425,000

		Total Oil & Gas Services	4,594,853

Packaging & Containers — 0.6%
2,500,000	CCC	Anchor Glass Container Corp., Senior Secured Notes, 11.000% due 2/15/13 (b)	1,962,500
2,900,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (b)	2,936,250
2,458,000	B	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12 (b)	2,482,580
2,800,000	B	Owens-Illinois, Inc., Debentures, 7.500% due 5/15/10 (b)	2,954,000
900,000	CCC+	Pliant Corp., Senior Subordinated Notes, 13.000% due 6/1/10 (b)	733,500
2,900,000	B	Stone Container Finance Corp., Senior Notes, 7.375% due 7/15/14	2,740,500

		Total Packaging & Containers	13,809,330

Pharmaceuticals — 0.1%
2,675,000	CCC+	Warner Chilcott Corp., 8.750% due 2/1/15 (a)	2,614,813

Pipelines — 1.1%
175,000	BBB+	Consolidated Natural Gas Co., Senior Notes, Series B, 5.375% due 11/1/06	177,736
175,000	BBB	Duke Energy Field Services PLC, Senior Notes, 5.750% due 11/15/06 (b)	178,558
		Dynegy Holdings, Inc.:
6,150,000	CCC+	Senior Debentures, 7.125% due 5/15/18	5,888,625
2,500,000	B-	Senior Secured Notes, 10.125% due 7/15/13	2,837,500
		El Paso Corp.:
		Medium-Term Notes:
400,000	B-	7.375% due 12/15/12 (a)	403,000
3,550,000	B-	7.750% due 1/15/32 (b)	3,479,000
5,000,000	B-	Medium-Term Notes, Senior Notes, 7.800% due 8/1/31 (b)	4,887,500
		Williams Cos., Inc.:
2,500,000	B+	Notes, 8.750% due 3/15/32	3,015,625
		Senior Notes:
2,500,000	B+	7.625% due 7/15/19	2,825,000
2,500,000	B+	7.750% due 6/15/31 (b)	2,768,750

		Total Pipelines	26,461,294

See Notes to Financial Statements.

13        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Real Estate Investment Trust — 0.5%
$ 1,800,000	B-	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11 (b)	$1,975,500
		Host Marriott LP, Senior Notes:
950,000	B+	7.125% due 11/1/13 (b)	995,125
5,100,000	B+	6.375% due 3/15/15 (a)	5,074,500
5,000,000	CCC+	MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11 (b)	5,275,000

		Total Real Estate Investment Trust	13,320,125

Retail — 0.8%
550,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (a)	559,625
350,000	A	Costco Wholesale Corp., Senior Notes, 5.500% due 3/15/07	357,726
275,000	A-	CVS Corp., Notes, 5.625% due 3/15/06	277,889
2,950,000	CCC+	Denny’s Holdings, Inc., Senior Notes, 10.000% due 10/1/12	3,082,750
275,000	AA	Home Depot, Inc., Senior Notes, 5.375% due 4/1/06	277,667
3,000,000	BB+	J.C. Penney Co., Inc., Notes, 8.000% due 3/1/10 (b)	3,315,000
1,955,000	B-	Jafra Cosmetics International, Inc./Distribuidora Comercial Jafra SA de CV, Senior Subordinated Notes, 10.750% due 5/15/11	2,199,375
1,450,000	B	Jean Coutu Group, Inc., Senior Subordinated Notes, 8.500% due 8/1/14 (b)	1,439,125
300,000	A+	Lowe’s Cos., Inc., Notes, 7.500% due 12/15/05 (b)	304,786
2,500,000	B-	Rite Aid Corp., Senior Debentures, 6.875% due 8/15/13 (b)	2,175,000
5,000,000	CCC+	Saks, Inc., Senior Notes, 7.375% due 2/15/19	5,025,000
275,000	A+	Target Corp., Senior Notes, 5.500% due 4/1/07	282,228
875,000	B-	Toys “R” Us, Inc., Notes, 7.375% due 10/15/18 (b)	713,125
350,000	AA	Wal-Mart Canada Venture Corp., Notes, 5.580% due 5/1/06 (a)	354,912

		Total Retail	20,364,208

Semiconductors — 0.2%
		Amkor Technology, Inc., Senior Notes:
250,000	B-	9.250% due 2/15/08 (b)	241,250
5,000,000	B-	7.750% due 5/15/13 (b)	4,325,000

		Total Semiconductors	4,566,250

Telecommunications — 3.3%
		American Tower Corp., Senior Notes:
3,051,000	CCC+	9.375% due 2/1/09 (b)	3,214,991
2,500,000	CCC+	7.500% due 5/1/12 (b)	2,681,250
2,500,000	BB+	AT&T Corp., Senior Notes, 9.750% due 11/15/31	3,265,625
1,875,000	CCC	Centennial Communications Corp./Cellular Operating Co. LLC, Senior Notes, 10.125% due 6/15/13	2,128,125
275,000	A+	GTE Corp., Debentures, 6.360% due 4/15/06 (b)	279,756
250,000	A+	GTE North, Inc., Debentures, Series H, 5.650% due 11/15/08 (b)	257,933
11,750,000	B	Insight Midwest LP/Insight Capital, Inc., Senior Notes, 10.500% due 11/1/10	12,513,750
1,025,000	B+	Intelsat Bermuda Ltd., Senior Notes, 7.805% due 1/15/12 (a)(c)	1,048,063
2,200,000	B	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.222% due 2/1/15 (a)	1,479,500
		Lucent Technologies, Inc.:
3,500,000	B	5.500% due 11/15/08	3,491,250
10,000,000	B	Debentures, 6.450% due 3/15/29	9,000,000
3,800,000	B+	MCI, Inc., Senior Notes, 8.735% due 5/1/14	4,270,250
5,000,000	A	New Cingular Wireless Services, Inc., Notes, 8.125% due 5/1/12	5,998,810
3,000,000	BB	Nextel Communications, Inc., Senior Notes, 7.375% due 8/1/15 (b)	3,255,000
400,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14 (b)	418,500
845,000	B+	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14 (b)	926,331

See Notes to Financial Statements.

14        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Telecommunications — 3.3% (continued)
		Qwest Services Corp., Secured Notes:
$ 5,255,000	B	13.500% due 12/15/10	$6,095,800
10,675,000	B	14.000% due 12/15/14	12,996,812
285,000	A	SBC Communications, Inc., Notes, 5.750% due 5/2/06	289,115
301,000	BBB+	Telecom Italia Capital, Senior Notes, 4.000% due 11/15/08	296,685
2,375,000	CCC-	U.S. Unwired, Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12 (b)	2,654,062
3,000,000	CCC	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	3,307,500
1,650,000	CCC	Western Wireless Corp., Senior Notes, 9.250% due 7/15/13	1,887,188

		Total Telecommunications	81,756,296

Textiles — 0.1%
275,000	A	Cintas Corp., Number 2, 5.125% due 6/1/07	280,257
		Simmons Co.:
1,875,000	B-	Senior Discount Notes, step bond to yield 10.002% due 12/15/14 (a)	853,125
1,750,000	B-	Senior Subordinated Notes, 7.875% due 1/15/14 (b)	1,513,750

		Total Textiles	2,647,132

Transportation — 0.2%
1,150,000	CCC+	Horizon Lines, LLC, Notes, 9.000% due 11/1/12 (a)	1,210,375
2,500,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13 (b)	2,503,125

		Total Transportation	3,713,500

Water — 0.0%
176,000	BBB+	United Utilities PLC, Notes, 6.450% due 4/1/08	185,688

		TOTAL CORPORATE BONDS & NOTES (Cost — $560,422,810)	586,883,816

CONVERTIBLE BONDS & NOTES — 10.5%
Biotechnology — 1.6%
5,000,000	B-	Cephalon, Inc., Subordinated Notes, 2.500% due 12/15/06	4,887,500
5,500,000	NR	CV Therapeutics, Inc., Subordinated Notes, 4.750% due 3/7/07	5,472,500
4,000,000	NR	Enzon Pharmaceuticals Inc, 4.500% due 7/1/08	3,550,000
		InterMune, Inc.:
7,875,000	NR	0.250% due 3/1/11 (a)	5,876,719
2,000,000	NR	0.250% due 3/1/11	1,492,500
12,000,000	NR	Nektar Therapeutics, 3.500% due 10/17/07	11,235,000
6,500,000	NR	Vertex Pharmaceuticals, Inc., Senior Subordinated Notes, 5.750% due 2/15/11 (a)	8,043,750

		Total Biotechnology	40,557,969

Communications Equipment — 1.7%
35,000,000	B	Ciena Corp., Senior Notes, 3.750% due 2/1/08	31,062,500
4,000,000	BB-	Comverse Technology, Inc., Senior Debenture Notes, 1.500% due 12/1/05	3,960,000
8,000,000	B-	Nortel Networks Corp., 4.250% due 9/1/08	7,500,000

		Total Communications Equipment	42,522,500

Computers — 0.4%
8,000,000	NR	Akamai Technologies, Inc., Subordinated Notes, 5.500% due 7/1/07	8,120,000
4,000,000	CCC+	Silicon Graphics, Inc., Senior Notes, 6.500% due 6/1/09	2,900,000

		Total Computers	11,020,000

Diversified Financial Services — 0.2%
3,750,000	B-	E*TRADE Financial Corp., Subordinated Notes, 6.000% due 2/1/07	3,792,187

See Notes to Financial Statements.

15        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Electronics — 0.3%
$15,000,000	B	Sanmina-SCI Corp., Subordinated Debentures, zero coupon bond to yield 15.394% due 9/12/20	$8,250,000

Environmental Control — 0.4%
10,000,000	B+	Allied Waste Industries, Inc., Senior Subordinated Debentures, 4.250% due 4/15/34	8,600,000

Internet — 0.6%
14,000,000	NR	i2 Technologies, Inc., Subordinated Notes, 5.250% due 12/15/06	13,510,000

Media — 0.9%
2,275,000	CCC-	Charter Communications, Inc., Senior Notes, 5.875% due 11/16/09 (a)	1,470,219
8,500,000	BB+	Liberty Media Corp., Senior Debentures, 4.000% due 11/15/29†	5,344,375
15,000,000	B	Mediacom Communications Corp., Senior Notes, 5.250% due 7/1/06	15,018,750

		Total Media	21,833,344

Multi-Line Retail — 0.2%
6,250,000	A-	TJX Co., Inc., zero coupon bond to yield 1.443% due 2/13/21	5,187,500

Oil & Gas — 0.0%
11,000,000	NR	Friede Goldman Halter, Inc., 4.500% due 12/15/09 (e)	907,500

Pharmaceuticals — 1.4%
3,500,000	CCC+	Alpharma, Inc., Senior Subordinated Notes, 3.000% due 6/1/06	4,462,500
		BioMarin Pharmaceuticals, Inc., Subordinated Notes:
6,000,000	NR	3.500% due 6/15/08 (a)	5,550,000
6,000,000	NR	3.500% due 6/15/08	5,550,000
14,000,000	B-	NPS Pharmaceuticals, Inc., Senior Notes, 3.000% due 6/15/08	11,917,500
8,000,000	CCC+	Sepracor, Inc., Subordinated Debentures, 5.000% due 2/15/07	8,030,000

		Total Pharmaceuticals	35,510,000

Pipelines — 0.9%
40,000,000	B-	El Paso Corp., Debentures, zero coupon bond to yield 7.987% due 2/28/21	21,600,000

Semiconductors — 1.3%
4,000,000	B	Agere Systems, Inc., Subordinated Notes, 6.500% due 12/15/09	4,050,000
32,000,000	NR	Atmel Corp., Subordinated Notes, zero coupon bond to yield 14.684% due 5/23/21	14,960,000
14,000,000	CCC	Conexant Systems, Inc., Subordinated Notes, 4.000% due 2/1/07	12,915,000

		Total Semiconductors	31,925,000

Software — 0.6%
4,000,000	NR	BEA Systems, Inc., Subordinated Notes, 4.000% due 12/15/06	3,945,000
11,500,000	NR	Manugistics Group, Inc., Subordinated Notes, 5.000% due 11/1/07	10,350,000

		Total Software	14,295,000

		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $264,343,638)	259,511,000

ASSET-BACKED SECURITIES — 2.2%
Credit Card — 0.0%
274,341	B	First Consumers Master Trust, Series 2001-A, Class A, 3.530% due 9/15/08 (c)	272,784

Home Equity — 2.2%
500,000	A+	ACE Securities Corp., Series 2004-OP1, Class M3, 4.564% due 4/25/34 (c)	501,249
523,196	BBB+	Aegis Asset-Backed Securities Trust, Series 2004-02, Class N1, 4.500% due 4/25/34 (a)	522,738
		Ameriquest Mortgage Securities, Inc.:
1,000,000	A	Series 2003-12, Class M2, 5.014% due 11/25/33 (c)	1,029,424
1,500,000	BB+	Series 2004-R8, Class M10, 5.814% due 9/25/34 (a)(c)	1,387,734

See Notes to Financial Statements.

16        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Home Equity — 2.2% (continued)
		Argent NIM Trust:
$ 250,000	BBB-	Series 2004-WN10, Class B, 7.385% due 11/25/34 (a)	$250,000
190,149	BBB+	Series 2004-WN8, Class A, 4.700% due 7/25/34 (a)	189,629
		Argent Securities, Inc.:
1,250,000	BBB-	Series 2004-W8, Class M10, 6.814% due 5/25/34 (c)	1,225,003
3,000,000	A+	Series 2004-W8, Class M4, 4.614% due 5/25/34 (c)	3,018,892
		Bayview Financial Acquisition Trust:
400,000	A2(d)	Series 2001-CA, Class M3, 4.564% due 8/25/36 (a)(c)	399,250
919,768	Aa2(d)	Series 2002-DA, Class M1, 4.164% due 8/25/32 (a)(c)	922,049
1,500,000	AA+	Bear Stearns Asset-Backed Securities, Inc., Series 2004-HE5, Class M1, 3.884% due 7/25/34 (c)	1,500,905
		Bear Stearns Asset-Backed Securities, Inc. NIM Trust:
113,059	BBB	Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (a)	112,430
456,544	BBB	Series 2004-HE1N, Class A1, 5.500% due 2/25/34 (a)	455,848
		Series 2004-HE5N:
294,189	A	Class A1, 5.000% due 7/25/34 (a)	293,299
79,000	BBB	Class A2, 5.000% due 7/25/34 (a)	78,504
398,350	BBB	Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (a)	396,672
1,900,000	A	Chase Funding Mortgage Loan Asset-Backed, Series 2004-01, Class 2M2, 4.194% due 7/25/33 (c)	1,903,563
272,561	BBB	Cityscape Home Equity Loan Trust, Series 1997-C, Class B1A, 4.964% due 7/25/28 (c)	177,292
		Countrywide Asset-Backed Certificates:
750,000	AA	Series 2003-03, Class M4, 4.714% due 3/25/33	756,252
440,000	AA	Series 2004-05, Class M4, 4.564% due 6/25/34 (c)	447,052
408,330	BBB	Series 2004-05N, Class N1, 5.500% due 10/25/35 (a)	407,132
498,616	BBB	Series 2004-2N, Class N1, 5.000% due 2/25/35 (a)	495,793
1,250,000	AA	Series 2004-BC4, Class M2, 4.164% due 10/25/34 (c)	1,252,579
2,374,799	A2(d)	Credit Suisse First Boston Mortgage, Series 2001-HE8, Class M2, 4.364% due 2/25/31 (c)	2,386,915
691,121	BBB	Credit-Based Asset Servicing and Securitization, Series 2004-AN, Class A, 5.000% due 9/27/36 (a)	684,589
500,000	A	CS First Boston Mortgage Securities Corp., Series 2001-HE16, Class M2, 4.514% due 11/25/31 (c)	502,800
369,028	BBB+	Finance America NIM Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (a)	367,267
1,000,000	A+	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF2, Class M4, 4.214% due 3/25/34 (c)	1,010,037
451,065	A-	First Franklin NIM Trust, Series 2004-FF7A, Class A, 5.000% due 9/27/34 (a)	449,541
		Fremont Home Loan Trust:
1,000,000	A+	Series 2004-01, Class M5, 4.414% due 2/25/34 (c)	1,000,603
1,750,000	A+	Series 2004-B, Class M4, 4.484% due 5/25/34 (c)	1,752,833
238,437	BBB+	Fremont NIM Trust, Series 2004-B, 4.703% due 5/25/34 (a)	237,785
461,283	BBB-	Long Beach Asset Holdings Corp., Series 2004-06, Class N2, 7.500% due 11/25/34 (a)	438,173
500,000	AA	Long Beach Mortgage Loan Trust, Series 2004-06, Class M2, 4.464% due 11/25/34	501,543
1,000,000	AA+	MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class M4, 4.314% due 9/25/34 (c)	1,009,302
		Merrill Lynch Mortgage Investors, Inc.:
262,900	BBB+	Series 2004-WM2N, Class N1, 4.500% due 10/25/05 (a)	261,748
362,584	BBB-	Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (a)	359,602
1,600,000	A	Morgan Stanley Asset-Backed Securities Capital I, Series 2004-HE4, Class M2, 4.614% due 5/25/34 (c)	1,600,963

See Notes to Financial Statements.

17        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Home Equity — 2.2% (continued)
		New Century Home Equity Loan Trust:
$1,250,000	AA	Series 2001-NC1, Class M2, 4.360% due 6/20/31 (c)	$1,256,642
1,000,000	A	Series 2003-04, Class M2, 5.134% due 10/25/33 (c)	1,024,687
		Novastar Home Equity Loan:
2,500,000	A	Series 2003-04, Class M2, 4.939% due 2/25/34 (c)	2,554,638
1,000,000	A+	Series 2004-01, Class M4, 4.289% due 6/25/34 (c)	1,002,994
1,500,000	A	Series 2004-02, Class M5, 4.814% due 9/25/34 (c)	1,527,500
1,250,000	BBB	Series 2005-02, Class M10, 6.314% due 10/25/35 (c)	1,150,000
527,895	A	Novastar NIM Trust, Series 2004-N2, 4.458% due 6/26/34 (a)	525,516
		Option One Mortgage Loan Trust:
973,918	A	Series 2002-02, Class M2, 4.464% due 6/25/32 (c)	977,625
1,300,000	A	Series 2003-04, Class M2, 4.964% due 7/25/33 (c)	1,323,659
750,000	AA	Series 2004-02, Class M2, 4.364% due 5/25/34 (c)	750,452
436,509	BBB	Park Place Securities NIM Trust, Series 2005-WHQ2, Class A, 5.192% due 5/25/35 (a)	436,506
		Sail Net Interest Margin Notes:
600,390	BB+	Series 2004-10A, Class B, 7.000% due 11/27/34 (a)	588,983
		Series 2004-11A:
504,422	BBB	Class A2, 4.750% due 1/27/35 (a)	503,800
196,479	BB+	Class B, 7.500% due 1/27/35 (a)	193,237
239,857	BBB	Series 2004-2A, Class A, 5.500% due 3/27/34 (a)	240,448
254,589	BB	Series 2004-BN2A, Class B, 7.000% due 12/27/34 (a)	246,442
		Series 2005-1A:
199,071	BBB+	Class A, 4.250% due 2/27/35 (a)	198,616
449,235	BB+	Class B, 7.500% due 2/27/35 (a)	437,061
		Sail NIM Notes:
180,542	Baa2(d)	Series 2003-BC2A, Class A, 7.750% due 4/27/33 (a)	182,023
4,550,000	BBB-**	Series 2003-BC2A, Class B, 7.750% due 4/25/33 (a)	2,720,430
611,027	BBB+	Series 2004-4A, Class A, 5.000% due 4/27/34 (a)	611,471
498,855	A	Series 2004-5A, Class A, 4.500% due 6/27/34 (a)	498,506
431,414	A-	Series 2004-8A, Class A, 5.000% due 9/27/34 (a)	429,482
503,689	A-	Series 2004-AA, Class A, 4.500% due 10/27/34 (a)	502,648
427,474	BBB-	Series 2004-AA. Class B, 7.500% due 10/27/34 (a)	412,042
218,785	Ba2(d)	Saxon Asset Securities Trust, Series 1999-3, Class BF1A, 8.640% due 7/25/02	190,124
		Sharps SP I LLC, NIM Trust:
425,287	BBB	Series 2004-OP1N, 5.190% due 4/25/34 (a)	425,272
453,673	BBB	Series 2005-HE1N, 5.190% due 2/25/35 (a)	454,055
2,000,000	A	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, 5.164% due 10/25/33 (c)	2,029,699
395,236	Aa2(d)	WMC Mortgage Loan Pass-Thru Certificates, Series 1999-A, Class M2, 4.720% due 10/15/29 (c)	395,677

		Total Home Equity	54,077,225

		TOTAL ASSET-BACKED SECURITIES (Cost — $55,710,286)	54,350,009

MORTGAGE-BACKED SECURITIES — 0.4%
FHLMC — 0.1%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
299,236		8.500% due 9/1/25	327,247
2,617,766		6.000% due 9/1/32	2,687,677

		Total FHLMC	3,014,924

See Notes to Financial Statements.

18        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
FNMA — 0.3%
		Federal National Mortgage Association (FNMA):
$2,661,069		8.000% due 12/1/12	$2,822,537
4,970,713		5.500% due 4/1/35	5,043,270

		Total FNMA	7,865,807

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $10,973,996)	10,880,731

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
358,669	BB	Chase Commercial Mortgage Securities Corp., Series 2000-FL1A, Class E, 5.010% due 12/12/13 (a)(c)	358,643
		Commercial Mortgage Pass-Through Certificates:
2,000,000	AA+	Series 2002-FL6, Class E, 4.220% due 6/14/14 (a)(c)	2,010,125
466,099	A+	Series 2003-FL9, Class E, 4.220% due 11/15/15 (a)(c)	468,628
		Federal Home Loan Mortgage Corp. (FHLMC):
298,704	AAA	Series 2764, Class DT, 6.000% due 3/15/34	294,398
808,205	AAA	Series 2780, Class SL PAC, 6.000% due 4/15/34	809,448
2,090,691	A+	Impac CMB Trust, Series 2004-04, Class 2M2, 4.814% due 9/25/34 (c)	2,096,983
		MLCC Mortgage Investors, Inc.:
750,000	AA-	Series 2004-A, Class B2, 4.234% due 4/25/29 (c)	749,378
750,000	AA-	Series 2004-B, Class B2, 4.194% due 5/25/29 (c)	755,084
1,458,387	A-	Sasco NIM Trust, Series 2003-12XS, Class A, 7.500% due 4/28/33 (a)	364,597
		Structured Asset Securities Corp.:
1,094,104	AA	Series 1998-2, Class M1, 4.414% due 2/25/28 (c)	1,094,979
594,099	AA	Series 1998-3, Class M1, 4.314% due 3/25/28 (c)	594,680

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $10,663,823)	9,596,943

SOVEREIGN BOND — 0.0%
Canada — 0.0%
300,000	AA	Province of Ontario, 3.282% due 3/28/08 (Cost — $291,677)	294,003

SHARES
COMMON STOCK — 53.0%
CONSUMER DISCRETIONARY — 6.0%
Hotels, Restaurants & Leisure — 0.7%
69,500		Ctrip.com International Ltd., ADR*	3,536,160
365,000		McDonald’s Corp.	10,128,750
100,000		Outback Steakhouse, Inc.	4,524,000

			18,188,910

Household Durables — 0.4%
367,200		Newell Rubbermaid, Inc. (b)	8,754,048

Leisure Equipment & Products — 0.1%
60,000		Marvel Enterprises, Inc. (b)*	1,183,200

Media — 3.2%
90,000		Cablevision Systems Corp., New York Group, Class A Shares*	2,898,000
470,600		Charter Communications, Inc., Class A Shares (b)*	555,308
370,200		EchoStar Communications Corp., Class A Shares	11,161,530
215,000		Interpublic Group of Cos., Inc.*	2,618,700

See Notes to Financial Statements.

19        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
Media — 3.2% (continued)
508,348	Liberty Global, Inc., Series A Shares (b)*	$23,724,614
186,495	Liberty Media Corp., Series A Shares*	1,900,384
289,800	News Corp., Class B Shares (b)	4,886,028
150,000	NTL, Inc.*	10,263,000
29,300	R.H. Donnelley Corp.*	1,816,014
993,700	SES Global, FDR (b)	14,967,734
225,000	Time Warner, Inc.*	3,759,750

		78,551,062

Multiline Retail — 0.8%
190,000	Dollar General Corp. (b)	3,868,400
307,600	J.C. Penney Co., Inc.	16,173,608

		20,042,008

Specialty Retail — 0.6%
110,000	Best Buy Co., Inc.	7,540,500
60,600	Linens ‘n Things, Inc.*	1,433,796
100,000	Sherwin-Williams Co.	4,709,000

		13,683,296

Textiles, Apparel & Luxury Goods — 0.2%
50,000	NIKE, Inc., Class B Shares	4,330,000

	TOTAL CONSUMER DISCRETIONARY	144,732,524

CONSUMER STAPLES — 3.1%
Beverages — 0.2%
80,000	PepsiCo, Inc.	4,314,400

Food & Staples Retailing — 0.8%
160,000	CVS Corp.	4,651,200
590,000	Kroger Co.*	11,227,700
120,000	Wal-Mart Stores, Inc.	5,784,000

		21,662,900

Food Products — 0.7%
112,400	Kellogg Co.	4,995,056
185,000	McCormick & Co., Inc., Non Voting Shares	6,045,800
340,000	Sara Lee Corp.	6,735,400

		17,776,256

Household Products — 0.6%
195,000	Kimberly-Clark Corp.	12,205,050
60,000	Procter & Gamble Co.	3,165,000

		15,370,050

Tobacco — 0.8%
300,000	Altria Group, Inc.	19,398,000

	TOTAL CONSUMER STAPLES	78,521,606

ENERGY — 6.8%
Energy Equipment & Services — 2.1%
12,500	Compagnie Generale de Geophysique SA (b)*	1,058,618
435,600	ENSCO International, Inc.	15,572,700
190,000	GlobalSantaFe Corp.	7,752,000

See Notes to Financial Statements.

20        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
Energy Equipment & Services — 2.1% (continued)
178,500	Halliburton Co.	$8,535,870
159,100	Nabors Industries Ltd.*	9,644,642
56,000	National-Oilwell Varco, Inc.*	2,662,240
200,000	Pride International, Inc.*	5,140,000
66,000	TGS Nopec Geophysical Co., ASA (b)*	1,771,047

		52,137,117

Oil, Gas & Consumable Fuels — 4.7%
160,000	BP PLC, Sponsored ADR	9,980,800
197,000	Canadian Natural Resources Ltd.	7,166,860
282,400	El Paso Corp. (b)	3,253,248
474,400	Marathon Oil Corp.	25,318,728
483,081	Nexen, Inc.	14,666,339
337,200	OPTI Canada, Inc.*	7,359,142
41,900	Suncor Energy, Inc.	1,982,708
344,400	Total SA, Sponsored ADR (b)(g)	40,243,140
442,600	Williams Cos., Inc.	8,409,400

		118,380,365

	TOTAL ENERGY	170,517,482

FINANCIALS — 13.4%
Commercial Banks — 1.8%
410,348	Bank of America Corp.	18,715,972
100,000	Comerica, Inc.	5,780,000
100,000	U.S. Bancorp	2,920,000
50,000	Wachovia Corp.	2,480,000
206,300	Wells Fargo & Co.	12,703,954
40,000	Zions Bancorporation	2,941,200

		45,541,126

Diversified Financial Services — 2.7%
35,000	American Express Co.	1,863,050
331,904	Capital One Financial Corp.	26,555,639
230,000	Freddie Mac (g)	15,002,900
20,000	Goldman Sachs Group, Inc.	2,040,400
168,780	JPMorgan Chase & Co.	5,961,310
47,800	Legg Mason, Inc. (b)	4,976,458
25,000	Lehman Brothers Holdings, Inc.	2,482,000
143,200	Merrill Lynch & Co., Inc.	7,877,432

		66,759,189

Insurance — 1.6%
115,900	AFLAC, Inc.	5,016,152
97,600	American International Group, Inc.	5,670,560
110,400	Assurant, Inc.	3,985,440
25	Berkshire Hathaway, Inc., Class A Shares (b)*	2,087,500
132,100	Chubb Corp.	11,309,081
25,000	Hartford Financial Services Group, Inc.	1,869,500
47,000	IPC Holdings Ltd.	1,862,140
80,000	PartnerRe Ltd. (b)	5,153,600
50,000	Willis Group Holdings Ltd. (b)	1,636,000

		38,589,973

See Notes to Financial Statements.

21        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
Real Estate — 7.3%
78,000	Alexandria Real Estate Equities, Inc.	$5,729,100
265,000	AMB Property Corp.	11,508,950
75,000	American Financial Realty Trust	1,153,500
30,000	Apartment Investment and Management Co., Class A Shares	1,227,600
180,000	Archstone-Smith Trust	6,951,600
100,000	Ashford Hospitality Trust, Inc.	1,080,000
130,000	Avalonbay Communities, Inc.	10,504,000
143,200	BioMed Realty Trust, Inc.	3,415,320
71,200	Boston Properties, Inc.	4,984,000
55,000	BRE Properties, Inc., Class A Shares	2,301,750
181,900	CarrAmerica Realty Corp.	6,581,142
50,000	Developers Diversified Realty Corp.	2,298,000
85,000	Duke Realty Corp.	2,691,100
210,000	Equity Office Properties Trust	6,951,000
230,000	Equity Residential	8,468,600
120,000	Federal Realty Investment Trust	7,080,000
273,927	General Growth Properties, Inc.	11,255,660
47,300	Global Signal, Inc.	1,780,845
100,000	Gramercy Capital Corp.	2,446,000
37,400	Heritage Property Investment Trust	1,309,748
110,000	Highwoods Properties, Inc.	3,273,600
123,000	iStar Financial, Inc.	5,115,570
50,000	Kimco Realty Corp.	2,945,500
30,000	Macerich Co.	2,011,500
29,000	Pan Pacific Retail Properties, Inc.	1,925,020
345,000	ProLogis	13,882,800
160,000	PS Business Parks, Inc.	7,112,000
85,000	Public Storage, Inc.	5,376,250
105,227	Reckson Associates Realty Corp.	3,530,366
74,000	Regency Centers Corp.	4,232,800
165,000	Simon Property Group, Inc.	11,960,850
188,977	SL Green Realty Corp. (b)	12,189,017
110,000	Vornado Realty Trust	8,844,000

		182,117,188

	TOTAL FINANCIALS	333,007,476

HEALTH CARE — 8.3%
Biotechnology — 2.0%
420,500	Abgenix, Inc. (b)*	3,607,890
241,000	Amgen, Inc.*	14,570,860
493,800	CuraGen Corp. (b)*	2,538,132
160,400	CV Therapeutics, Inc. (b)*	3,596,168
75,500	Genentech, Inc.*	6,061,140
35,800	InterMune, Inc. (b)*	466,832
175,000	MacroPore Biosurgery, Inc.*	539,895
10,000	MacroPore Biosurgery, Inc., Reg. S Shares (e)	29,000
260,000	OSI Pharmaceuticals, Inc.*	10,626,200
195,200	Protein Design Labs, Inc.*	3,944,992
240,900	Telik, Inc. (b)*	3,917,034

		49,898,143

See Notes to Financial Statements.

22        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
Health Care Equipment & Supplies — 1.6%
241,300	DJ Orthopedics, Inc. (b)*	$6,618,859
64,400	Fisher Scientific International, Inc.*	4,179,560
249,200	Guidant Corp.	16,771,160
147,900	Zimmer Holdings, Inc.*	11,265,543

		38,835,122

Health Care Providers & Services — 1.8%
113,400	Aetna, Inc.	9,391,788
252,300	Coventry Health Care, Inc.*	17,850,225
103,300	PacifiCare Health Systems, Inc.*	7,380,785
140,000	WellPoint, Inc.*	9,749,600

		44,372,398

Pharmaceuticals — 2.9%
125,000	Abbott Laboratories	6,126,250
221,400	Connetics Corp.*	3,905,496
105,936	GlaxoSmithKline PLC, ADR	5,138,955
163,300	Novartis AG, ADR (b)	7,746,952
446,600	Pfizer, Inc.	12,317,228
118,300	Sanofi-Aventis (b)	9,718,202
171,300	Sanofi-Aventis, ADR	7,021,587
297,500	Sepracor, Inc.*	17,852,975
100,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR	3,114,000

		72,941,645

	TOTAL HEALTH CARE	206,047,308

INDUSTRIALS — 4.5%
Aerospace & Defense — 1.8%
459,700	Boeing Co.	30,340,200
337,700	Raytheon Co.	13,210,824

		43,551,024

Building Products — 0.5%
289,500	American Standard Cos., Inc.	12,135,840

Commercial Services & Supplies — 0.2%
71,500	Avery Dennison Corp.	3,786,640
119,500	Wright Express Corp.*	2,207,165

		5,993,805

Construction & Engineering — 0.3%
372,900	Chicago Bridge & Iron Co. NV, New York Shares (b)	8,524,494

Industrial Conglomerates — 1.3%
932,000	General Electric Co.	32,293,800

Machinery — 0.3%
269,000	Navistar International Corp.*	8,608,000

Trading Companies & Distributors — 0.1%
45,300	MSC Industrial Direct Co., Inc., Class A Shares	1,528,875

	TOTAL INDUSTRIALS	112,635,838

See Notes to Financial Statements.

23        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
INFORMATION TECHNOLOGY — 5.3%
Communications Equipment — 2.3%
1,120,484	ADC Telecommunications, Inc. (b)*	$24,392,937
473,800	Nokia OYJ, Sponsored ADR	7,884,032
7,410,200	Nortel Networks Corp. (b)*	19,340,622
308,000	Polycom, Inc.*	4,592,280

		56,209,871

Computers & Peripherals — 0.7%
31,400	Hewlett-Packard Co.	738,214
275,000	Lexmark International, Inc., Class A Shares*	17,828,250

		18,566,464

Electronic Equipment & Instruments — 0.0%
161,000	DDI Corp. (b)*	313,950
7,900	Dolby Laboratories, Inc., Class A Shares*	174,274

		488,224

Internet Software & Services — 0.2%
257,200	Digitas, Inc. (b)*	2,934,652
87,900	SINA Corp. (b)*	2,452,410

		5,387,062

Information Technology Services — 0.1%
59,400	ProQuest Co. (b)*	1,947,726

Semiconductors & Semiconductor Equipment — 1.0%
100,000	Applied Materials, Inc.	1,618,000
121,000	Intel Corp.	3,153,260
424,100	Maxim Integrated Products, Inc.	16,204,861
60,000	Novellus Systems, Inc.*	1,482,600
251,900	Teradyne, Inc.*	3,015,243

		25,473,964

Software — 1.0%
61,000	Cognos, Inc.*	2,082,540
911,600	Microsoft Corp.	22,644,144

		24,726,684

	TOTAL INFORMATION TECHNOLOGY	132,799,995

MATERIALS — 1.6%
Chemicals — 0.7%
269,000	Air Products & Chemicals, Inc.	16,220,700
40,000	E.I. du Pont de Nemours and Co.	1,720,400

		17,941,100

Containers & Packaging — 0.2%
100,000	Sealed Air Corp.*	4,979,000

Metals & Mining — 0.7%
318,500	Barrick Gold Corp.	7,972,055
338,000	Compass Minerals International, Inc.	7,909,200

		15,881,255

	TOTAL MATERIALS	38,801,355

See Notes to Financial Statements.

24        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
TELECOMMUNICATION SERVICES — 3.1%
Diversified Telecommunication Services — 2.0%
105,000	ALLTEL Corp.	$6,539,400
108,500	Citizens Communications Co.	1,458,240
94,900	New Skies Satellites Holdings Ltd.	1,883,765
60,000	Sprint Corp.	1,505,400
1,717,863	Telewest Global, Inc.*	39,132,919

		50,519,724

Wireless Telecommunication Services — 1.1%
18,208	Crown Castle International Corp.*	369,986
470,600	Nextel Communications, Inc., Class A Shares*	15,205,086
175,000	Nextel Partners, Inc., Class A Shares*	4,404,750
79,600	SpectraSite, Inc.*	5,924,628

		25,904,450

	TOTAL TELECOMMUNICATION SERVICES	76,424,174

UTILITIES — 0.9%
Electric Utilities — 0.6%
150,000	AES Corp.*	2,457,000
100,000	Entergy Corp.	7,555,000
106,900	NRG Energy, Inc.*	4,019,440

		14,031,440

Multi-Utilities — 0.3%
156,600	Sempra Energy	6,469,146

	TOTAL UTILITIES	20,500,586

	TOTAL COMMON STOCK (Cost — $1,068,637,829)	1,313,988,344

PREFERRED STOCK — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Media — 0.1%
1,302	Spanish Broadcasting Systems, Inc., Series B	1,396,395

	TOTAL PREFERRED STOCK (Cost — $1,323,129)	1,396,395

CONVERTIBLE PREFERRED STOCK — 2.6%
ENERGY — 0.1%
Energy Equipment & Services — 0.1%
50,000	Hanover Compressor Capital Trust, 7.250% (b)	2,387,500

FINANCIALS — 2.2%
Commercial Banks — 0.6%
150,000	Commerce Capital Trust II, 5.950%	8,662,500
155,000	Sovereign Capital Trust IV, 4.375%	6,858,750

		15,521,250

Insurance — 0.2%
4,000	Fortis Insurance NV, 7.750% (a)	4,395,000

See Notes to Financial Statements.

25        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
Real Estate — 1.4%
430,000	Host Marriott Finance Trust, 6.750%	$24,725,000
155,900	Simon Property Group, Inc., 6.000% (b)	9,665,800

		34,390,800

	TOTAL FINANCIALS	54,307,050

MATERIALS — 0.1%
Containers & Packaging — 0.1%
200,000	Smurfit-Stone Container Corp., 7.000% Series A (b)	4,634,000

TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
42,200	Dobson Communications Corp., 6.000% (b)	5,296,100

	TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $58,444,362)	66,624,650

CONTRACTS
PURCHASED OPTION — 0.2%
Purchased Put — 0.2%
5,000	S & P 500 Index, Put @ 1,150, Expires 9/05 (Cost — $5,978,400)	5,800,000

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $2,036,789,950)	2,309,325,891

FACE AMOUNT
SHORT-TERM INVESTMENTS — 19.4%
Repurchase Agreement — 6.4%
$159,573,000	Interest in $1,006,158,000 joint tri-party repurchase agreement dated 6/30/05 with Goldman Sachs Group, Inc., 3.350% due 7/1/05, Proceeds at maturity — $159,587,849; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 13.250% due 8/15/05 to 2/15/27; Market value — $162,764,485) (Cost — $159,573,000) (h)	159,573,000

See Notes to Financial Statements.

26        SB Capital and Income Fund      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
Securities Purchased from Securities Lending Collateral — 13.0%
321,144,999	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $321,144,999)	$321,144,999

	TOTAL SHORT-TERM INVESTMENTS (Cost — $480,717,999)	480,717,999

	TOTAL INVESTMENTS — 112.5% (Cost — $2,517,507,949#)	2,790,043,890
	Liabilities In Excess of Other Assets — (12.5)%	(308,963,298)

	TOTAL NET ASSETS — 100.0%	$2,481,080,592

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
**	Rating by Fitch Rating Service.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(b)	All or a portion of security is on loan.
(c)	Variable rate securities. Coupon rates disclosed are those which are in effect at June 30, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(d)	Rating by Moody’s Investors Service.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(f)	Security is currently in default.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	All or a portion of this security is segregated for open futures contracts.
†	Convertible bonds are exchangeable for common stock of Sprint Corp.
#	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MASTR — Mortgage Asset Securitization Transactions Inc.

NIM — Net Interest Margin

PAC — Planned Amortization Cost

See Notes to Financial Statements.

27        SB Capital and Income Fund      |      2005 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

—   Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—   Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

—   Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa

—   Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—   Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—   Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

28        SB Capital and Income Fund      |      2005 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Baa

—   Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—   Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—   Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
Fitch Rating Service (“Fitch”) — Ratings from “AAA” to “CC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories
AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

—   Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—   Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

—   Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

29        SB Capital and Income Fund      |      2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:
Investments, at value (Cost — $2,517,507,949)	$2,790,043,890
Foreign currency, at value (Cost — $148,136)	145,988
Dividends and interest receivable	17,019,469
Receivable for securities sold	6,753,872
Receivable for Fund shares sold	2,812,020
Receivable from investment adviser	2,711
Prepaid expenses	62,360

Total Assets	2,816,840,310

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	321,144,999
Payable for securities purchased	9,786,160
Payable for Fund shares repurchased	1,348,472
Investment advisory fee payable	1,111,371
Payable to broker — variation margin on open futures contracts	925,000
Distribution fees payable	472,754
Administration fee payable	404,163
Transfer agent fees payable	267,807
Due to custodian	39,838
Trustees’ fees payable	31,775
Accrued expenses	227,379

Total Liabilities	335,759,718

Total Net Assets	$2,481,080,592

NET ASSETS:
Par value (Note 6)	$150,187
Paid-in capital in excess of par value	2,277,954,854
Overdistributed net investment income	(2,453,070)
Accumulated net realized loss on investments, futures contracts, options and foreign currency transactions	(65,549,573)
Net unrealized appreciation of investments, futures contracts and foreign currencies	270,978,194

Total Net Assets	$2,481,080,592

Shares Outstanding:
Smith Barney Class A	87,467,727

Smith Barney Class B	36,148,536

Smith Barney Class C	24,857,286

Smith Barney Class O	1,500,695

Smith Barney Class Y	172,298

Salomon Brothers Class A	19,352

Salomon Brothers Class B	12,373

Salomon Brothers Class C	8,403

Net Asset Value:
Smith Barney Class A (and redemption price)	$16.56

Smith Barney Class B *	$16.44

Smith Barney Class C *	$16.48

Smith Barney Class O *	$16.46

Smith Barney Class Y (and redemption price)	$16.79

Salomon Brothers Class A (and redemption price)	$16.56

Salomon Brothers Class B *	$16.41

Salomon Brothers Class C *	$16.43

Maximum Public Offering Price Per Share:
Smith Barney Class A (based on maximum sales charge of 5.00%)	$17.43

Salomon Brothers Class A (based on maximum sales charge of 5.75%)	$17.57

*	Redemption price is NAV of Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares reduced by a 5.00%, 1.00%, 1.00%, 5.00% and 1.00% contingent deferred sales charge (“CDSC”), respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30        SB Capital and Income Fund      |      2005 Semi-Annual Report

Statement of Operations (unaudited)	For the Six Months Ended June 30, 2005

INVESTMENT INCOME:
Interest	$38,872,815
Dividends	13,419,349
Income from securities lending	304,423
Less: Foreign taxes withheld	(272,616)

Total Investment Income	52,323,971

EXPENSES:
Investment advisory fee (Note 2)	6,521,591
Distribution fees (Notes 2 and 4)	5,950,905
Administration fees (Note 2)	2,371,488
Transfer agent fees (Notes 2 and 4)	1,305,155
Shareholder reports (Note 4)	105,275
Registration fees	100,619
Custody	99,550
Insurance	40,978
Audit and tax	19,588
Legal fees	18,858
Trustees’ fees	16,167
Miscellaneous expenses	8,482

Total Expenses	16,558,656
Less: Expense reimbursement (Note 2)	(2,711)

Net Expenses	16,555,945

Net Investment Income	35,768,026

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	56,282,674
Futures contracts	310,100
Options written	(9,454,863)
Foreign currency transactions	(3,779)

Net Realized Gain	47,134,132

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(33,103,895)
Futures contracts	(2,419,650)
Foreign currencies	(7,032)

Change in Net Unrealized Appreciation/Depreciation	(35,530,577)

Net Gain on Investments, Futures Contracts, Options and Foreign Currency Transactions	11,603,555

Increase in Net Assets From Operations	$47,371,581

See Notes to Financial Statements.

31        SB Capital and Income Fund      |      2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited)

and the Year Ended December 31, 2004

	2005	2004
OPERATIONS:
Net investment income	$35,768,026	$70,098,448
Net realized gain	47,134,132	71,694,645
Change in net unrealized appreciation/depreciation	(35,530,577)	60,013,320

Increase in Net Assets From Operations	47,371,581	201,806,413

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(36,428,472)	(70,209,297)

Decrease in Net Assets From Distributions to Shareholders	(36,428,472)	(70,209,297)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	289,764,458	588,695,087
Reinvestment of distributions	28,768,312	53,544,276
Cost of shares repurchased	(245,935,531)	(472,755,972)

Increase in Net Assets From Fund Share Transactions	72,597,239	169,483,391

Increase in Net Assets	83,540,348	301,080,507

NET ASSETS:
Beginning of period	2,397,540,244	2,096,459,737

End of period*	$2,481,080,592	$2,397,540,244

* Includes overdistributed net investment income of:	$(2,453,070)	$(1,792,624)

See Notes to Financial Statements.

32        SB Capital and Income Fund      |      2005 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Smith Barney Class A Shares(1)	2005(2)		2004	2003(3)	2002	2001		2000
Net Asset Value, Beginning of Period	$16.50		$15.55	$11.99	$14.56	$16.19		$18.07
Income (Loss) From Operations:
Net investment income	0.26		0.54	0.62	0.64	0.70	(4)	0.83
Net realized and unrealized gain (loss)	0.06		0.94	3.60	(2.55)	(1.27	)(4)	0.29
Total Income (Loss) From Operations	0.32		1.48	4.22	(1.91)	(0.57)		1.12
Less Distributions From:
Net investment income	(0.26)		(0.53)	(0.63)	(0.66)	(0.78)		(0.77)
Net realized gains	—		—	—	—	(0.28)		(2.23)
Return of capital	—		—	(0.03)	—	—		—
Total Distributions	(0.26)		(0.53)	(0.66)	(0.66)	(1.06)		(3.00)
Net Asset Value, End of Period	$16.56		$16.50	$15.55	$11.99	$14.56		$16.19
Total Return(5)	2.01%		9.75%	36.17%	(13.25)%	(3.65)%		6.48%
Net Assets, End of Period (millions)	$1,449		$1,356	$1,086	$716	$879		$763
Ratios to Average Net Assets:
Gross expenses	1.13	%(6)	1.12%	1.12%	1.15%	1.08%		1.09%
Net expenses	1.13	(6)	1.09 (7)	1.12	1.15	1.08		1.09
Net investment income	3.28	(6)	3.41	4.60	4.95	4.50	(4)	4.71
Portfolio Turnover Rate	24%		66%	77%	77%	85%		73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	On April 11, 2003, Class A shares were renamed as Smith Barney Class A shares.
(4)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been 4.56%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser and the administrator have voluntarily waived a portion of their fees.

See Notes to Financial Statements.

33        SB Capital and Income Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Smith Barney Class B Shares(1)	2005(2)		2004	2003(3)	2002	2001		2000
Net Asset Value, Beginning of Period	$16.38		$15.45	$11.90	$14.44	$16.05		$17.94

Income (Loss) From Operations:
Net investment income	0.22		0.45	0.55	0.56	0.60	(4)	0.73
Net realized and unrealized gain (loss)	0.07		0.93	3.58	(2.52)	(1.24	)(4)	0.28

Total Income (Loss) From Operations	0.29		1.38	4.13	(1.96)	(0.64)		1.01

Less Distributions From:
Net investment income	(0.23)		(0.45)	(0.55)	(0.58)	(0.69)		(0.67)
Net realized gains	—		—	—	—	(0.28)		(2.23)
Return of capital	—		—	(0.03)	—	—		—

Total Distributions	(0.23)		(0.45)	(0.58)	(0.58)	(0.97)		(2.90)

Net Asset Value, End of Period	$16.44		$16.38	$15.45	$11.90	$14.44		$16.05

Total Return(5)	1.80%		9.16%	35.56%	(13.69)%	(4.14)%		5.87%

Net Assets, End of Period (millions)	$594		$620	$612	$474	$745		$1,097

Ratios to Average Net Assets:
Gross expenses	1.66	%(6)	1.63%	1.63%	1.63%	1.62%		1.61%
Net expenses	1.66	(6)	1.61 (7)	1.63	1.63	1.62		1.61
Net investment income	2.74	(6)	2.88	4.11	4.40	3.94	(4)	4.19

Portfolio Turnover Rate	24%		66%	77%	77%	85%		73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	On April 11, 2003, Class B shares were renamed as Smith Barney Class B shares.
(4)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been 4.00%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser and the administrator have voluntarily waived a portion of their fees.

See Notes to Financial Statements.

34        SB Capital and Income Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Smith Barney Class C Shares(1)	2005(2)		2004(3)	2003(4)	2002	2001		2000
Net Asset Value, Beginning of Period	$16.42		$15.50	$11.94	$14.48	$16.08		$17.97

Income (Loss) From Operations:
Net investment income	0.20		0.41	0.50	0.54	0.56	(5)	0.66
Net realized and unrealized gain (loss)	0.07		0.93	3.60	(2.54)	(1.24	)(5)	0.30

Total Income (Loss) From Operations	0.27		1.34	4.10	(2.00)	(0.68)		0.96

Less Distributions From:
Net investment income	(0.21)		(0.42)	(0.51)	(0.54)	(0.64)		(0.62)
Net realized gains	—		—	—	—	(0.28)		(2.23)
Return of capital	—		—	(0.03)	—	—		—

Total Distributions	(0.21)		(0.42)	(0.54)	(0.54)	(0.92)		(2.85)

Net Asset Value, End of Period	$16.48		$16.42	$15.50	$11.94	$14.48		$16.08

Total Return(6)	1.68%		8.83%	35.17%	(13.90)%	(4.35)%		5.58%

Net Assets, End of Period (millions)	$410		$392	$289	$100	$95		$33

Ratios to Average Net Assets:
Gross expenses	1.91	%(7)	1.90%	1.89%	1.91%	1.88%		1.87%
Net expenses	1.91	(7)	1.88 (8)	1.89	1.91	1.88		1.87
Net investment income	2.50	(7)	2.63	3.69	4.24	3.73	(5)	3.91

Portfolio Turnover Rate	24%		66%	77%	77%	85%		73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(4)	On April 11, 2003, Class L shares were renamed as Smith Barney Class L shares.
(5)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been 3.79%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(6)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(7)	Annualized.
(8)	The investment adviser and the administrator have voluntarily waived a portion of their fees.

See Notes to Financial Statements.

35        SB Capital and Income Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Smith Barney Class O Shares(1)	2005(2)		2004	2003(3)	2002	2001		2000
Net Asset Value, Beginning of Period	$16.40		$15.47	$11.91	$14.45	$16.07		$17.95

Income (Loss) From Operations:
Net investment income	0.22		0.45	0.56	0.57	0.61	(4)	0.74
Net realized and unrealized gain (loss)	0.07		0.94	3.58	(2.53)	(1.26	)(4)	0.29

Total Income (Loss) From Operations	0.29		1.39	4.14	(1.96)	(0.65)		1.03

Less Distributions From:
Net investment income	(0.23)		(0.46)	(0.55)	(0.58)	(0.69)		(0.68)
Net realized gains	—		—	—	—	(0.28)		(2.23)
Return of capital	—		—	(0.03)	—	—		—

Total Distributions	(0.23)		(0.46)	(0.58)	(0.58)	(0.97)		(2.91)

Net Asset Value, End of Period	$16.46		$16.40	$15.47	$11.91	$14.45		$16.07

Total Return(5)	1.81%		9.18%	35.64%	(13.67)%	(4.16)%		5.97%

Net Assets, End of Period (millions)	$25		$26	$28	$23	$34		$41

Ratios to Average Net Assets:
Gross expenses	1.60	%(6)	1.61%	1.60%	1.60%	1.60%		1.58%
Net expenses	1.60	(6)	1.58 (7)	1.60	1.60	1.60		1.58
Net investment income	2.81	(6)	2.90	4.16	4.46	3.97	(4)	4.22

Portfolio Turnover Rate	24%		66%	77%	77%	85%		73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	On April 11, 2003, Class O shares were renamed as Smith Barney Class O shares.
(4)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been 4.03%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of one year are not annualized.
(6)	Annualized.
(7)	The investment adviser and the administrator have voluntarily waived a portion of their fees.

See Notes to Financial Statements.

36        SB Capital and Income Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Smith Barney Class Y Shares(1)	2005(2)		2004	2003(3)	2002	2001		2000
Net Asset Value, Beginning of Period	$16.72		$15.72	$12.12	$14.71	$16.36		$18.22

Income (Loss) From Operations:
Net investment income	0.29		0.60	0.68	0.70	0.75	(4)	0.90
Net realized and unrealized gain (loss)	0.07		0.98	3.63	(2.58)	(1.28	)(4)	0.28

Total Income (Loss) From Operations	0.36		1.58	4.31	(1.88)	(0.53)		1.18

Less Distributions From:
Net investment income	(0.29)		(0.58)	(0.68)	(0.71)	(0.84)		(0.81)
Net realized gains	—		—	—	—	(0.28)		(2.23)
Return of capital	—		—	(0.03)	—	—		—

Total Distributions	(0.29)		(0.58)	(0.71)	(0.71)	(1.12)		(3.04)

Net Asset Value, End of Period	$16.79		$16.72	$15.72	$12.12	$14.71		$16.36

Total Return(5)	2.21%		10.32%	36.62%	(12.90)%	(3.33)%		6.81%

Net Assets, End of Period (millions)	$3		$3	$81	$67	$78		$80

Ratios to Average Net Assets:
Gross expenses	0.80	%(6)	0.77%	0.77%	0.77%	0.77%		0.77%
Net expenses	0.80	(6)	0.76 (7)	0.77	0.77	0.77		0.77
Net investment income	3.61	(6)	3.58	4.99	5.33	4.80	(4)	5.05

Portfolio Turnover Rate	24%		66%	77%	77%	85%		73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	On April 11, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(4)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been 4.86%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser and the administrator have voluntarily waived a portion of their fees.

See Notes to Financial Statements.

37        SB Capital and Income Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year or period ended December 31, unless otherwise noted:

Salomon Brothers Class A Shares(1)	2005(2)		2004	2003(3)
Net Asset Value, Beginning of Period	$16.50		$15.56	$13.68

Income From Operations:
Net investment income	0.24		0.51	0.17
Net realized and unrealized gain	0.07		0.96	1.98

Total Income From Operations	0.31		1.47	2.15

Less Distributions From:
Net investment income	(0.25)		(0.53)	(0.24)
Return of capital	—		—	(0.03)

Total Distributions	(0.25)		(0.53)	(0.27)

Net Asset Value, End of Period	$16.56		$16.50	$15.56

Total Return(4)	1.95%		9.67%	15.90%

Net Assets, End of Period (000s)	$320		$259	$32

Ratios to Average Net Assets:
Gross expenses	2.13	%(5)	7.61%	1.37	%(5)
Net expenses	1.37	(5)(6)	1.37 (7)	1.37	(5)
Net investment income	3.06	(5)	3.24	3.17	(5)

Portfolio Turnover Rate	24%		66%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	For the period August 4, 2003 (inception date) to December 31, 2003.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser voluntarily reimbursed expenses for the six months ended June 30, 2005.
(7)	The investment adviser and the administrator have voluntarily waived a portion of their fees.

See Notes to Financial Statements.

38        SB Capital and Income Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year or period ended December 31, unless otherwise noted:

Salomon Brothers Class B Shares(1)	2005(2)		2004	2003(3)
Net Asset Value, Beginning of Period	$16.36		$15.45	$14.26

Income From Operations:
Net investment income	0.18		0.38	0.10
Net realized and unrealized gain	0.06		0.95	1.27

Total Income From Operations	0.24		1.33	1.37

Less Distributions From:
Net investment income	(0.19)		(0.42)	(0.15)
Return of capital	—		—	(0.03)

Total Distributions	(0.19)		(0.42)	(0.18)

Net Asset Value, End of Period	$16.41		$16.36	$15.45

Total Return(4)	1.52%		8.78%	9.73%

Net Assets, End of Period (000s)	$203		$191	$27

Ratios to Average Net Assets:
Gross expenses	3.20	%(5)	12.98%	2.21	%(5)
Net expenses	2.21	(5)(6)	2.21 (7)	2.21	(5)
Net investment income	2.20	(5)	2.36	2.51	(5)

Portfolio Turnover Rate	24%		66%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	For the period September 23, 2003 (inception date) to December 31, 2003.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser voluntarily reimbursed expenses for the six months ended June 30, 2005.
(7)	The investment adviser and the administrator have voluntarily waived a portion of their fees.

See Notes to Financial Statements.

39        SB Capital and Income Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year or period ended December 31, unless otherwise noted:

Salomon Brothers Class C Shares(1)	2005(2)		2004(3)	2003(4)
Net Asset Value, Beginning of Period	$16.38		$15.48	$14.30

Income From Operations:
Net investment income	0.17		0.35	0.09
Net realized and unrealized gain	0.07		0.97	1.27

Total Income From Operations	0.24		1.32	1.36

Less Distributions From:
Net investment income	(0.19)		(0.42)	(0.15)
Return of capital	—		—	(0.03)

Total Distributions	(0.19)		(0.42)	(0.18)

Net Asset Value, End of Period	$16.43		$16.38	$15.48

Total Return(5)	1.49%		8.70%	9.60%

Net Assets, End of Period (000s)	$138		$128	$5

Ratios to Average Net Assets:
Gross expenses	3.33	%(6)	7.50%	2.31	%(6)
Net expenses	2.31	(6)(7)	2.31 (8)	2.31	(6)
Net investment income	2.10	(6)	2.38	2.31	(6)

Portfolio Turnover Rate	24%		66%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(4)	For the period September 23, 2003 (inception date) to December 31, 2003.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser voluntarily reimbursed expenses for the six months ended June 30, 2005.
(8)	The investment adviser and the administrator have voluntarily waived a portion of their fees.

See Notes to Financial Statements.

40        SB Capital and Income Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The SB Capital and Income Fund (the “Fund”), a separate diversified investment fund of Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain or loss from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing

41        SB Capital and Income Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

42        SB Capital and Income Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(h) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.55% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc. (“SBAM”), an affiliate of SBFM. Pursuant to the sub-advisory agreement, the sub-adviser is responsible for the day-to-day fund operations and investment decisions of the Fund. SBFM pays SBAM a sub-advisory fee calculated at the annual rate of 0.375% of the Fund’s average daily net assets.

During the six months ended June 30, 2005, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares had voluntary expense limitations in place of 1.37%, 2.21%, and 2.31%, respectively. These expense limitations can be terminated at any time by SBAM. During the six months ended June 30, 2005, SBAM voluntarily reimbursed the Fund for certain expenses in the amount of $2,711.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent with respect to its Smith Barney Classes of shares. PFPC Inc. (“PFPC”) acts as the Fund’s transfer agent with respect to its Salomon Brothers Classes of shares. PFPC and Primerica Shareholder Services (“PSS”) act as the Fund’s sub-transfer agents with respect to its Smith Barney Classes of shares. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. During the six months ended June 30, 2005, the Fund paid transfer agent fees of $981,485 to CTB. In addition, for the six months ended June 30, 2005, the Fund also paid $3,558 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

43        SB Capital and Income Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

There are maximum initial sales charges of 5.00% and 5.75% for Smith Barney Class A and Salomon Brothers Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Smith Barney Class B and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment of a previously held fund (held by the shareholder prior to exchange into this Fund) and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Smith Barney Class A shares have a 1.00% CDSC, which applies if redemptions occur within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A and Salomon Brothers Class A shares which, when combined with current holdings of Smith Barney Class A and Salomon Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2005, sales charges and CDSCs received by CGM and its affiliates were approximately:

	Smith Barney Class A		Smith Barney Class B	Smith Barney Class C	Salomon Brothers Class A	Salomon Brothers Class B
CDSCs	$0	*	$463,000	$19,300	$0	$0	*

Sales Charges	2,544,000		0	0	3,100	0

*	Amount represents less than $1,000.

During the six months ended June 30, 2005, CGM and its affiliates received brokerage commissions in the amount of $47,392 for the Fund.

Certain officers and/or trustees of the Trust are officers and/or trustees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$660,139,571

Sales	540,231,856

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$345,420,565
Gross unrealized depreciation	(72,884,624)

Net unrealized appreciation	$272,535,941

At June 30, 2005, the Fund held purchased put options with a total cost of $5,978,400 and a total market value of $5,800,000.

At June 30, 2005, the Fund loaned securities having a market value of $315,807,559. The Fund received cash collateral amounting to $321,144,999 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

44        SB Capital and Income Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At June 30, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
S&P 500 Index	500	9/05	$150,992,750	$149,437,500	$(1,555,250)

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund also pays a distribution fee with respect to its Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.50%, 0.75%, 0.45%, 0.75% and 0.75% of the average daily net assets for each class, respectively.

For the six months ended June 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Distribution Fees	$1,707,086	$2,199,959	$1,955,612	$86,298	$374	$960	$616

For the six months ended June 30, 2005, total Transfer Agent fees were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Transfer Agent Fees	$673,167	$369,667	$247,167	$14,199	$55	$364	$312	$224

For the six months ended June 30, 2005, total Shareholder Reports expenses were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Shareholder Reports Expenses	$51,829	$24,891	$24,466	$685	$334	$1,280	$1,058	$732

5.	Distributions to Shareholders by Class

Net Investment Income	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Smith Barney Class A	$22,487,625	$40,844,708
Smith Barney Class B	8,380,630	17,709,465
Smith Barney Class C†	5,149,399	9,362,888
Smith Barney Class O	352,933	769,520
Smith Barney Class Y	49,383	1,512,697
Salomon Brothers Class A	4,719	4,703
Salomon Brothers Class B	2,325	4,053
Salomon Brothers Class C†	1,458	1,263

Total	$36,428,472	$70,209,297

†	On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively.

45        SB Capital and Income Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Shares of Beneficial Interest

At June 30, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares if each class were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Smith Barney Class A
Shares sold	10,553,640	$170,944,921	20,541,793	$322,148,522
Shares issued on reinvestment	1,132,572	18,299,694	2,094,610	32,777,917
Shares repurchased	(6,449,579)	(104,459,362)	(10,245,440)	(160,590,843)

Net Increase	5,236,633	$84,785,253	12,390,963	$194,335,596

Smith Barney Class B
Shares sold	4,436,962	$71,314,585	9,028,049	$140,804,765
Shares issued on reinvestment	409,747	6,571,345	881,678	13,700,900
Shares repurchased	(6,541,746)	(105,142,965)	(11,638,013)	(181,016,373)

Net Decrease	(1,695,037)	$(27,257,035)	(1,728,286)	$(26,510,708)

Smith Barney Class C†
Shares sold	2,922,077	$47,119,455	7,944,724	$124,493,742
Shares issued on reinvestment	224,433	3,609,642	413,449	6,445,007
Shares repurchased	(2,136,083)	(34,403,351)	(3,188,402)	(49,640,140)

Net Increase	1,010,427	$16,325,746	5,169,771	$81,298,609

Smith Barney Class O
Shares sold	7,423	$119,665	27,461	$426,967
Shares issued on reinvestment	17,480	280,657	39,275	611,000
Shares repurchased	(112,893)	(1,821,426)	(274,829)	(4,287,605)

Net Decrease	(87,990)	$(1,421,104)	(208,093)	$(3,249,638)

Smith Barney Class Y
Shares sold	5,981	$97,287	15,539	$244,559
Shares issued on reinvestment	23	372	77	1,239
Shares repurchased	(896)	(14,706)	(5,028,277)	(77,122,721)

Net Increase (Decrease)	5,108	$82,953	(5,012,661)	$(76,876,923)

Salomon Brothers Class A
Shares sold	8,593	$140,984	13,706	$211,446
Shares issued on reinvestment	290	4,690	288	4,523
Shares repurchased	(5,244)	(84,914)	(328)	(5,186)

Net Increase	3,639	$60,760	13,666	$210,783

Salomon Brothers Class B
Shares sold	780	$12,784	15,934	$248,759
Shares issued on reinvestment	92	1,465	191	2,959
Shares repurchased	(205)	(3,307)	(6,165)	(93,104)

Net Increase	667	$10,942	9,960	$158,614

Salomon Brothers Class C†
Shares sold	909	$14,777	7,443	$116,327
Shares issued on reinvestment	28	447	47	731
Shares repurchased	(341)	(5,500)	—	—

Net Increase	596	$9,724	7,490	$117,058

†	On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively.

46        SB Capital and Income Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7.	Capital Loss Carryforward

On December 31, 2004, the Fund had a net capital loss carryforward of approximately $108,040,211, of which $102,957,279 expires in 2010 and $5,082,932 expires in 2011. This amount will be available to offset like amounts of any future taxable capital gains.

8.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

47        SB Capital and Income Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore, the Fund’s Board of Trustees will be asked to approve a new investment advisory contract between the Fund and the Adviser. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval. Subsequently, on August 1, 2005, the Board approved a new investment advisory contract between the Fund and the Adviser.

48        SB Capital and Income Fund      |      2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

The members of the Board of Smith Barney Income Funds — SB Capital and Income Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”) and subadvisory agreement (the “Sub-Advisory Agreement”). The Board received and considered a variety of information about the Manager, Salomon Brothers Asset Management Inc., the Fund’s sub-adviser (“the Subadviser”) and the Fund’s distributor(s), as well as the advisory, subadvisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement and Sub-Advisory Agreement.

In approving the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

49        SB Capital and Income Fund      |      2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement] were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “flexible portfolio funds” by Lipper, showed that although the Fund’s performance for the 1-year period was within the median range, the Fund’s performance for the 3-, 5- and 10-year periods was better than the median. Based on their review, the Board concluded that the Fund’s relative investment performance was satisfactory

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees and comparable information for other subadvised funds, as well as other accounts managed by the Subadviser, and, in this connection, the amount of the Contractual and Actual Management Fees retained by the Manager after payment of the subadvisory fee. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

50        SB Capital and Income Fund      |      2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 8 retail front-end load funds (including the Fund) classified as “flexible portfolio funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the median range of fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was also within the median range. After discussion with the Board, the Manager offered to and will institute fee breakpoints effective on or about October 1, 2005 that will reduce the administration fees of the Fund; as the Fund’s assets grow the impact of the breakpoints will increase.

Taking all of the above into consideration, the Board determined that the Management Fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. To the extent available, the Board also reviewed information provided by the Subadviser with respect to the Subadviser’s profitability in providing subadvisory services to the Fund. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board noted that Management Fee effective on or about October 1, 2005 will be 0.75% of the first $1 billion of assets; 0.725% of the next $1 billion of assets; 0.70% of the next $3 billion of assets; 0.675% of the next $5 billion of assets and 0.65% of assets over $10 billion.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

51        SB Capital and Income Fund      |      2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management and Sub-Advisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement and the Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

52        SB Capital and Income Fund      |      2005 Semi-Annual Report

SB CAPITAL AND
INCOME FUND

TRUSTEES

Lee Abraham

Jane F. Dasher

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Robert J. Brault

Chief Financial Officer
and Treasurer

Mark J. McAllister, CFA

Investment Officer

Michael Sedoy, CFA

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering
Compliance Officer and

Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
Management LLC

SUB-ADVISER

Salomon Brothers
Asset Management Inc

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENTS

Smith Barney Classes
of Shares

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

Salomon Brothers
Classes of Shares

PFPC Inc.
P.O. Box 9699

Providence, Rhode Island

02940-9699

SUB-TRANSFER AGENTS

Smith Barney Classes
of Shares

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Income Funds

SB Capital and Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds — SB Capital and Income Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus.

SB CAPITAL AND INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD2169 8/05	05-8925

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906 CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Income Funds

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Income Funds

Date:	September 7, 2005

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Smith Barney Income Funds

Date:	September 7, 2005